UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 2, 2012

Date of report (date of earliest event reported)

Raymond James Financial, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

1-9109	59-1517485
(Commission File Number)	(IRS Employer Identification No.)

880 Carillon Parkway St. Petersburg, FL 33716

(Address of Principal Executive Offices) (Zip Code)

(727) 567-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) filed with the Securities and Exchange Commission (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Raymond James Financial, Inc., a Florida corporation (the “Company”), on April 2, 2012 (“Original Form 8-K”), which disclosed information about the April 2, 2012 closing of the Company’s acquisition of all of the issued and outstanding shares of capital stock of Morgan Keegan & Company, Inc., a Tennessee corporation (“Morgan Keegan”), and MK Holding, Inc., an Alabama corporation (“MK Holding”), pursuant to the Stock Purchase Agreement, dated January 11, 2012, between the Company and Regions Financial Corporation, a Delaware corporation (“Regions”). Morgan Keegan, MK Holding and their respective subsidiaries are referred to herein as “Morgan Keegan & Company, Inc. and Affiliates.” The Company is filing this Form 8-K/A to include the financial statements and exhibits required by Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Audited combined financial statements of Morgan Keegan & Company, Inc. and Affiliates as of December 31, 2011 and 2010, and for each of the years in the three-year period ended December 31, 2011 and the related notes, attached hereto as Exhibit 99.1 and incorporated herein by reference.

Audited combined financial statements of Morgan Keegan & Company, Inc. and Affiliates as of December 31, 2010 and 2009, and for each of the years in the three-year period ended December 31, 2010 and the related notes, attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined consolidated statement of financial condition as of March 31, 2012 of the Company and Morgan Keegan & Company and Affiliates, and the unaudited pro forma condensed combined consolidated statements of operations of the Company and Morgan Keegan & Company and Affiliates for the twelve month period corresponding with each respective entity’s most recent year end, and for the six month period ended March 31, 2012, attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1	Audited combined financial statements of Morgan Keegan & Company, Inc. and Affiliates as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011.

99.2	Audited combined financial statements of Morgan Keegan & Company, Inc. and Affiliates as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010.

99.3

The unaudited pro forma condensed combined consolidated statement of financial condition as of March 31, 2012 of the Company and Morgan Keegan & Company and Affiliates, and the unaudited pro forma condensed combined consolidated statements of operations of the Company and Morgan Keegan & Company and Affiliates for the twelve month period corresponding with each respective entity’s most recent year end, and for the six month period ended March 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date: June 15, 2012	By:	/s/ Jeffrey P. Julien

Jeffrey P. Julien
Executive Vice President - Finance
Chief Financial Officer and
Treasurer